Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of OSL Holdings, Inc., on Form 10-Q/A for the period ended February 29, 2012, as filed with the Securities and Exchange Commission on the date hereof, I, Eric Kotch, Chief Financial Officer of OSL Holdings, Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q/A for the period ended February 29, 2012, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Quarterly Report on Form 10-Q/A for the period ended February 29, 2012, fairly presents, in all material respects, the financial condition and results of operations of OSL Holdings, Inc.

Dated: April 19, 2012

By:	/s/ Eric Kotch
Eric Kotch
Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer)